                                                                    EXHIBIT 99.2

                                                                SHAREHOLDER ONLY

                           DRECO ENERGY SERVICES LTD.
                               #1340 WEBER CENTRE
                            5555 CALGARY TRAIL SOUTH
                           EDMONTON, ALBERTA T6H 5P9


          PROXY FOR THE SPECIAL MEETING TO BE HELD SEPTEMBER 23, 1997

          (THE "DRECO MEETING") OF HOLDERS OF CLASS "A" COMMON SHARES
    (THE "DRECO COMMON SHARES") AND OPTIONS TO PURCHASE DRECO COMMON SHARES
         (THE "DRECO OPTIONS") OF DRECO ENERGY SERVICES LTD. ("DRECO")

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DRECO. The undersigned hereby appoints Frederick W. Pheasey or Robert L. Phillips or the proxy of the undersigned, with full power of substitution, to attend the Dreco Meeting and any adjournment or postponement thereof, to vote the Dreco Common Shares that the undersigned would be entitled to vote if personally present as indicated below and to represent and vote such Dreco Common Shares of the undersigned on any other matters properly brought before the Dreco Meeting. A DRECO SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A DRECO SHAREHOLDER) OTHER THAN PERSONS DESIGNATED IN THIS FORM OF PROXY, AS NOMINEE TO ATTEND AND ACT FOR AND ON BEHALF OF SUCH SHAREHOLDER AT THE DRECO MEETING AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED ABOVE.

     Without limiting the general powers conferred by this form of proxy, the proxy is directed to vote as follows:
--------------------------------------------------------------------------------

   1. FOR [ ] or AGAINST [ ] a special resolution (the "Arrangement Resolution") approving: (i) the Combination Agreement dated as of May 14, 1997, as amended, between National-Oilwell, Inc. and Dreco, and the transactions contemplated thereby and (ii) an arrangement under section 186 of the Business Corporations Act (Alberta), all as more particularly described in the accompanying Joint Management Information Circular and Proxy Statement/Prospectus; and

   --------------------------------------------------------------------------

   2. To vote and act in his or her discretion in respect of any amendments or variation to matters identified in the Notice of the Special Meeting and all other matters that may properly come before the Dreco Meeting or any adjournment thereof.
--------------------------------------------------------------------------------

     The Dreco Common Shares of the undersigned will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, SUCH DRECO COMMON SHARES WILL BE VOTED "FOR" ITEM 1 ABOVE. IF ANY OTHER MATTERS SHOULD PROPERLY COME BEFORE THE DRECO MEETING, SUCH DRECO COMMON SHARES WILL BE VOTED WITH RESPECT TO SUCH MATTER IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS VOTING SUCH PROXIES. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the related Joint Management Information Circular and Proxy Statement/Prospectus.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

                                                                    Dated , 1997

                                               ---------------------------------
                                                           Signature

                                               ---------------------------------
                                                   Signature if held jointly

  PLEASE MARK, DATE AND SIGN THIS PROXY CARD AND PROMPTLY RETURN IT USING THE
                               ENCLOSED ENVELOPE.

                                                                    EXHIBIT 99.2

                                                               OPTIONHOLDER ONLY

                           DRECO ENERGY SERVICES LTD.
                               #1340 WEBER CENTRE
                            5555 CALGARY TRAIL SOUTH
                           EDMONTON, ALBERTA T6H 5P9


          PROXY FOR THE SPECIAL MEETING TO BE HELD SEPTEMBER 23, 1997

          (THE "DRECO MEETING") OF HOLDERS OF CLASS "A" COMMON SHARES
    (THE "DRECO COMMON SHARES") AND OPTIONS TO PURCHASE DRECO COMMON SHARES
         (THE "DRECO OPTIONS") OF DRECO ENERGY SERVICES LTD. ("DRECO")

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DRECO. The undersigned hereby appoints Frederick W. Pheasey or Robert L. Phillips or the proxy of the undersigned, with full power of substitution, to attend the Dreco Meeting and any adjournment or postponement thereof, to vote the Dreco Options that the undersigned would be entitled to vote if personally present as indicated below and to represent and vote such Dreco Options of the undersigned on any other matters properly brought before the Dreco Meeting. A DRECO OPTIONHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A DRECO OPTIONHOLDER) OTHER THAN PERSONS DESIGNATED IN THIS FORM OF PROXY, AS NOMINEE TO ATTEND AND ACT FOR AND ON BEHALF OF SUCH OPTIONHOLDER AT THE DRECO MEETING AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED ABOVE.

     Without limiting the general powers conferred by this form of proxy, the proxy is directed to vote as follows:
--------------------------------------------------------------------------------

   1. FOR [ ] or AGAINST [ ] a special resolution (the "Arrangement Resolution") approving: (i) the Combination Agreement dated as of May 14, 1997, as amended, between National-Oilwell, Inc. and Dreco, and the transactions contemplated thereby and (ii) an arrangement under section 186 of the Business Corporations Act (Alberta), all as more particularly described in the accompanying Joint Management Information Circular and Proxy Statement/Prospectus; and

   --------------------------------------------------------------------------

   2. To vote and act in his or her discretion in respect of any amendment or variation to matters identified in the Notice of the Special Meeting and all other matters that may properly come before the Dreco Meeting or any adjournment thereof.
--------------------------------------------------------------------------------

     The Dreco Options of the undersigned will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, SUCH DRECO OPTIONS WILL BE VOTED "FOR" ITEM 1 ABOVE. IF ANY OTHER MATTERS SHOULD PROPERLY COME BEFORE THE DRECO MEETING, SUCH DRECO OPTIONS WILL BE VOTED WITH RESPECT TO SUCH MATTER IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS VOTING SUCH PROXIES. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the related Joint Management Information Circular and Proxy Statement/Prospectus.

     Please sign exactly as name appears below. When options are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

                                                                    Dated , 1997

                                               ---------------------------------
                                                           Signature

                                               ---------------------------------
                                                   Signature if held jointly

  PLEASE MARK, DATE AND SIGN THIS PROXY CARD AND PROMPTLY RETURN IT USING THE
                               ENCLOSED ENVELOPE.